As filed with the Securities and Exchange Commission on July 22, 1996

                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                            -------------------------


                            MORGAN STANLEY GROUP INC.
             (Exact name of Registrant as specified in its charter)

               Delaware                                 13-2838811
  (State or other jurisdiction of                   (I.R.S. Employer
  incorporation or organization)                 Identification Number)

                                  1585 Broadway
                            New York, New York 10036
                    (Address of Principal Executive Offices)

                            Morgan Stanley Group Inc.
                     1995 Equity Incentive Compensation Plan
                            (Full title of the plan)
                            -------------------------


                               Ralph L. Pellecchio
                               Assistant Secretary
                                  1585 Broadway
                            New York, New York 10036
                     (Name and address of agent for service)

                                 (212) 761-4000
          (Telephone number, including area code, of agent for service)

                            -------------------------


                         CALCULATION OF REGISTRATION FEE

===========================================================================================================================
               Title of                       Amount           Proposed Maximum      Proposed Maximum        Amount of
           Securities to be                    to be          Offering Price Per         Aggregate          Registration
              Registered                    Registered            Share (*)         Offering Price (*)          Fee
- ---------------------------------------------------------------------------------------------------------------------------
Common Stock                                86,000,000             $42.375             $3,644,250,000          $1,256,638
par value $1.00 per share                     Shares
===========================================================================================================================

   (*) The price shown is the average of the high and low prices of the Common
       Stock on the New York Stock Exchange consolidated reporting system on July 16, 1996, in accordance with Rule 457(c), and is being utilized solely for the purpose of calculating the registration fee.

================================================================================

                                     Part I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.*

Item 2.  Registrant Information and Employee Plan Annual Information.*





























- --------------------

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act, and the "Note" to Part I of Form S-8.

                                     Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

                  The following documents filed with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference into this Registration Statement:

                  (a) the Registrant's Annual Report on Form 10-K for the fiscal period ended November 30, 1995;

                  (b) the Registrant's Quarterly Report on Form 10-Q for the quarters ended February 29, 1996 and May 31, 1996;

                  (c) the Registrant's Current Reports on Form 8-K dated January 4, 1996, January 5, 1996, January 23, 1996, February 7, 1996, February 20, 1996 (two Current Reports), February 23, 1996, February 28, 1996, March 7, 1996, March 15, 1996, March 27, 1996, April 8, 1996, May 6,
         1996, May 9, 1996, May 23, 1996, May 30, 1996, June 14, 1996, June 26,
         1996, July 2, 1996; and

                  (d) the description of the Registrant's common stock, par value $1.00 per share (the "Common Stock"), set forth under the caption "Description of Registrant's Securities to be Registered" in the Registrant's Registration Statement on Form 8-A, dated February 24, 1986 filed with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be part thereof from the date of filing of such documents.

Item 4.  Description of Securities.

                  Not applicable.

Item 5.  Interests of Named Experts and Counsel.

                  Not applicable.

Item 6.  Indemnification of Directors and Officers.

                  Article VI of the Restated Certificate of Incorporation of the Registrant and Article VI of the By-Laws of the Registrant, each as amended to date, provide for the indemnification of directors and officers.

                  Under Article VI of each of the Restated Certificate of Incorporation and the By-Laws, any person who was or is a party or is threatened to be made a party to, or is involved in any manner in, any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person (1) is or was a director or officer of the Registrant or a subsidiary all of the capital stock of which is owned by the Registrant other than directors' qualifying shares (a "Subsidiary") or (2) is or was serving at the request of the Registrant or a Subsidiary as a director, officer, partner, member, employee or agent of another corporation, partnership, joint venture, trust, committee or other enterprise will be indemnified by the Registrant to the fullest extent permitted by applicable law.

                  Each of the Restated Certificate of Incorporation and the By-Laws also permits, to the extent deemed advisable by the Board of Directors (the "Board"), indemnification for any of the aforementioned actions of any person who was or is an employee or agent (other than a director or officer) of the Registrant or a Subsidiary.

                  Each of the Restated Certificate of Incorporation and the By-Laws further provides that the Registrant shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or a Subsidiary, or is or was serving at the request of the Corporation or Subsidiary as a director, officer, partner, member, employee or agent of another corporation, partnership, joint venture, trust, committee or other enterprise, against any expense, liability or loss asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the Registrant or a Subsidiary would have the power to indemnify him against such expense, liability or loss under the provisions of applicable law.

                  No repeal, modification or amendment of, or adoption of any provision inconsistent with Article VI of each of the Restated Certificate of Incorporation or the By-Laws, nor to the fullest extent permitted by applicable law, any modification of law shall adversely affect any right or protection of any person granted pursuant to the Restated Certificate of Incorporation or the By-Laws existing at, or with respect to events that occurred prior to, the time of such repeal, amendment, adoption or modification.

                  Article VI of each of the Restated Certificate of Incorporation and the By-Laws provides that such indemnification includes, to the fullest extent permitted by applicable law, the right to be paid the expenses (including attorneys' fees) incurred in connection with any such proceeding in advance of its final disposition. The payment of any such amounts to any director, officer, partner, member, employee or agent shall subrogate the Registrant to any right such director, officer, partner, member, employee or agent may have against any other person or entity. The rights conferred in
Article VI of each of the Restated Certificate of Incorporation and the By-Laws are contract rights.


Item 7.  Exemption from Registration Claimed.

                  Not applicable.

Item 8.  Exhibits.

                  The following exhibits are filed as part of this Registration
Statement:

4.1 Morgan Stanley Group Inc. 1995 Equity Incentive Compensation Plan (previously filed as an annex to the Registrant's
                  Schedule 14A filed with the Commission on February 26, 1996 and incorporated herein by this reference).

4.2 Amended and Restated Certificate of Incorporation of the Registrant, as amended to date (previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended May 31, 1996, and incorporated herein by this reference).

4.3 By-laws of the Registrant, as amended to date (previously filed as an exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 1995, and incorporated herein by this reference).

5 Opinion of Shearman & Sterling regarding the legality of the common stock being registered hereby.

23.1              Consent of Ernst & Young LLP.

23.2              Consent of Shearman & Sterling (included in Exhibit 5).

24                Powers of Attorney (included on signature page).

Item 9.  Undertakings.

                  (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 22nd day of July, 1996.


                                   MORGAN STANLEY GROUP INC.
                                   (Registrant)


                                    By: /s/Richard B. Fisher
                                        ----------------------------------------
                                        Richard B. Fisher
                                        Chairman, Managing Director and Director


                                POWER OF ATTORNEY

         We, the undersigned directors and executive officers of Morgan Stanley Group Inc., hereby severally constitute Ralph L. Pellecchio and Patricia A. Kurtz, and each of them singly, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all amendments to the registration statement filed with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said registration statement.

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 22nd day of July, 1996.


         Signature                              Title
         ---------                              -----

/s/Richard B. Fisher                   Chairman, Managing Director
- -------------------------              and Director
   Richard B. Fisher

/s/ John J. Mack                       President, Managing Director and
- -------------------------              Director
    John J. Mack

         Signature                              Title
         ---------                              -----

/s/ Barton M. Biggs                     Managing Director and Director
- --------------------------
    Barton M. Biggs

/s/ Peter F. Karches                    Managing Director and Director
- --------------------------
    Peter F. Karches

/s/ Sir David A. Walker                 Managing Director and Director
- --------------------------
    Sir David A. Walker

/s/ Philip N. Duff                      Managing Director and Chief
- --------------------------              Financial Officer
    Philip N. Duff

/s/ Eileen K. Murray                    Treasurer and Chief Accounting
- --------------------------              Financial Officer
    Eileen K. Murray                    Officer

/s/ Robert P. Bauman                    Director
- --------------------------
    Robert P. Bauman

/s/ Daniel B. Burke                     Director
- --------------------------
    Daniel B. Burke

/s/ S. Parker Gilbert                   Director
- --------------------------
    S. Parker Gilbert

/s/ Allen E. Murray                     Director
- --------------------------
    Allen E. Murray

/s/ Paul J. Rizzo                       Director
- --------------------------
    Paul J. Rizzo

                                  Exhibit Index

Exhibit No.                   Description of Document

4.1 Morgan Stanley Group Inc. 1995 Equity Incentive Compensation Plan (previously filed as an annex to the Registrant's
                  Schedule 14A filed with the Commission on February 26, 1996 and incorporated herein by this reference).

4.2 Amended and Restated Certificate of Incorporation of the Registrant, as amended to date (previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended May 31, 1996 and incorporated herein by this reference).

4.3 By-laws of the Registrant, as amended to date (previously filed as an exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 1995 and incorporated herein by this reference).

5 Opinion of Shearman & Sterling regarding the legality of the common stock being registered hereby.

23.1              Consent of Ernst & Young LLP.

23.2              Consent of Shearman & Sterling (included in Exhibit 5).

24                Powers of Attorney (included on signature page).